Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#
COMMON STOCK
PAR VALUE $0.0001
Certificate
Number
ZQ00000000
EVERSPIN®
TECHNOLOGIES
The MRAM Company™
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA, JERSEY CITY, NJ AND
COLLEGE STATION, TX
Shares
* * 000000 ******************
* * * 000000 *****************
**** 000000 ****************
***** 000000 ***************
****** 000000 **************
EVERSPIN TECHNOLOGIES, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample
**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David
THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander
David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David SampleMR **** Mr AlexanderSAMPLEDavid Sample **** Mr Alexander&DavidMRS.Sample **** Mr AlexanderSAMPLEDavid Sample **** Mr. Alexander& David Sample **** CUSIP XXXXXX XX X
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample
**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David
Sample **** Mr. AlexanderMR.David Sample SAMPLE**** Mr. Alexander David Sample ****&Mr. AlexanderMRS.David SampleSAMPLE**** Mr. Alexander David Sample **** Mr. Alexander SEE REVERSE FOR CERTAIN DEFINITIONS
David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample
is the owner of **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares
****000000**Shares****000000**Shares***
*000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****
000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000
000 **Shares****000000**Shares****0
00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000
000 **Shares****000000**Shares****00***ZERO HUNDRED THOUSAND
0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000
000 **Shares****000000**Shares****000
000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00
0000 **Shares****000000**Shares****0000
00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00
0000 **Shares****000000**Shares****00000
0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00
0000 **Shares****000000**Shares****000000ZERO HUNDRED AND ZERO***
**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00
0000 **Shares****000000**Shares****000000*
*Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000
000 **Shares****000000**Shares****000000**
Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000
**Shares****000000**Shares****000000**S
FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
Everspin Technologies, Inc., (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
EVERSPIN DATED DD-MMM-YYYY
FACSIMILE SIGNATURE TO COME TECHNOLOGIES, INC. COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
President SEAL TRANSFER AGENT AND REGISTRAR,
MAY 16, 2008
DELAWARE
FACSIMILE SIGNATURE TO COME
By
Secretary AUTHORIZED SIGNATURE
SECURITY INSTRUCTIONS ON REVERSE
1234567
EVERSPIN® CUSIP XXXXXX XX X
TECHNOLOGIES Holder ID XXXXXXXXXX
The MRAM Company™ Insurance Value 1,000,000.00
Number of Shares 123456
DTC 12345678 123456789012345
PO BOX 43004, Providence, RI 02940-3004
Certificate Numbers Num/No Denom. Total.
MR A SAMPLE 1234567890/1234567890 111
DESIGNATION (IF ANY) 1234567890/1234567890 222
ADD 1 1234567890/1234567890 333
ADD 2
ADD 3 1234567890/1234567890 444
ADD 4 1234567890/1234567890 555
1234567890/1234567890 666
Total Transaction 7

EVERSPIN TECHNOLOGIES, INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	- Custodian
(Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act
(State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	- Custodian (until age )
(Cust)
under Uniform Transfers to Minors Act
(Minor) (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:	20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:
Signature:
	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.